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                                                                    EXHIBIT 10.1



                   COLUMBIA/HCA HEALTHCARE CORPORATION OUTSIDE
                 DIRECTORS STOCK AND INCENTIVE COMPENSATION PLAN

                     Amended and Restated September 23, 1999

1.       PURPOSES; CONSTRUCTION.

         This Plan shall be known as the "Columbia/HCA Healthcare Corporation Outside Directors Stock and Incentive Compensation Plan" and is hereinafter referred to as the "Plan." The purposes of the Plan are to encourage ownership of stock in the Company by Outside Directors, through the granting of non-qualified stock options, restricted stock awards and restricted stock unit awards, to provide an incentive to the directors to continue to serve the Company and to aid the Company in attracting qualified director candidates in the future. Options granted under the Plan will not be incentive stock options within the meaning of section 422 of the Code.

         The provisions of the Plan are intended to satisfy any applicable requirements of Section 16(b) of the Exchange Act, and shall be interpreted in a manner consistent with any such requirements thereof, as now or hereafter construed, interpreted and applied by regulation, rulings and cases.

         The terms of the Plan shall be as set forth below, effective May 1, 1999.

2.       ADMINISTRATION OF THE PLAN.

         2.1      General Authority.

         The Plan shall be administered by the Board. The Board shall have plenary authority in its discretion, but subject to the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the details and provisions of the Agreements and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Board's determinations on the foregoing matters shall be final and conclusive. No member of the Board shall be liable for any action taken or determination made in good faith with respect to the Plan or any grant hereunder.



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3.       DEFINITIONS.

         As used in the Plan, the following words and phrases shall have the meanings indicated:

         (a) "Agreement" shall mean an agreement entered into between the Company and a Participant in connection with a grant under the Plan.

         (b) "Annual Meeting" shall mean an Annual Meeting of the Stockholders of the Company.

         (c)      "Board " shall mean the Board of Directors of the Company.

         (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         (e) "Common Stock" shall mean the voting shares of common stock of the Company, with a par value of $.01 per share.

         (f) "Company" shall mean Columbia/HCA Healthcare Corporation, a Delaware corporation, or any successor corporation.

         (g) "Disability" shall mean a Participant's total and permanent inability to perform his or her duties with the Company or any Subsidiary by reason of any medically determinable physical or mental impairment, within the meaning of Code section 22(e)(3).

         (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

         (i) "Fair Market Value" per Share, Restricted Share or Restricted Share Unit shall mean the mean of the high and low prices of a Share on the relevant date as reported by the New York Stock Exchange, or such value as otherwise determined using procedures established by the Board.

         (j)      "Option" shall mean a stock option granted under the Plan.

         (k) "Option Price" shall mean the price at which each Share subject to an Option may be purchased, determined in accordance with Section 5.2 hereof.

         (l) "Outside Director" shall mean any member of the Board who is not also an employee of the Company (or any Subsidiary thereof).

         (m) "Participant" shall mean any Outside Director who has received an Option or other award hereunder that has not yet terminated.



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         (n)      "Restricted Period" shall have the meaning given in Section
                  6.2(a) hereof.

         (o) "Restricted Share" or "Restricted Shares" shall mean Shares purchased hereunder subject to restrictions.

         (p) "Restricted Share Unit" or "Restricted Share Units" shall have the meaning given in Section 7 hereof.

         (q) "Rule 16b-3" shall mean Rule 16b-3, as in effect from time to time, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

         (r)      "Shares" shall mean shares of Common Stock of the Company.

         (s)      "Subsidiary" shall have the meaning set forth in Section 8.2.

4.       STOCK SUBJECT TO PLAN.

         4.1      Number of Shares.

         The maximum number of Shares which may be issued pursuant to Options and other awards under the Plan shall be 500,000 Shares, which number shall be subject to adjustment as provided in Section 9 hereof. Such Shares may be either authorized but unissued Shares, or Shares that shall have been or may be reacquired by the Company.

         4.2      Reuse of Shares.

         If an Option or a Restricted Share or Restricted Share Unit award under the Plan is canceled, terminates, expires unexercised or is exchanged for a different award without the issuance of Shares, the covered Shares shall, to the extent of such termination or non-use, again be available for awards thereafter granted during the term of the Plan.

5.       OPTIONS.

         5.1      Grant of Options.

         Each person who is an Outside Director immediately following the 1998 Annual Meeting shall be granted an Option, as of the first business day subsequent to such 1998 Annual Meeting, to acquire Shares having an aggregate Option Price equal to twelve and one-half (12.5) times such Outside Director's annual retainer fee then in effect. Each such Option shall become exercisable in five cumulative installments, each of which shall relate to 20% of the Shares covered by the Option, on the date of grant and the four next succeeding anniversary dates thereof.





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         Each person who shall become an Outside Director thereafter, but prior to the close of the Board's term ending in 2003, shall be granted an Option, as of the first business day after the commencement of his service as an Outside Director, to acquire Shares having an aggregate Option Price equal to such Outside Director's annual retainer fee then in effect multiplied by two and one-half (2.5) times the number of one-year periods (including as a one-year period the partial year remaining before the next Annual Meeting, if he becomes an Outside Director between Annual Meetings) remaining in the period ending with the Annual Meeting in the year 2003. Each such Option shall become exercisable in cumulative installments, each of which shall relate to a pro-rata portion of the Shares covered by the Option, on the date of grant and respective succeeding dates of the Annual Meetings, ending with such Annual Meeting for the year 2003.

         Notwithstanding anything in the Plan to the contrary, the Board may, from time to time, in its sole discretion, designate Participants who are to be granted additional options ("Discretionary Options") and determine the number of shares subject to such Discretionary Options. The Board, in its sole discretion, shall prescribe the time or times at which, or the conditions upon which, a Discretionary Option or portion thereof shall become vested and exercisable, and may accelerate the exercisability of any Discretionary Option at any time. Notwithstanding the provisions of Section 5.3, the Option Price of each Share under a Discretionary Option shall be determined by the Board; provided, however, that the Option Price of each Share under such Discretionary Option shall not be less than 100 percent of the Fair Market Value of a Share on the date of grant. Notwithstanding the provisions of Section 5.4, the Board may, in the case of a Discretionary Option, provide for a shorter than ten-year exercise period in the Agreement.

         5.2      Option Price.

         The Option Price of each Share subject to an Option shall be 100 percent of the Fair Market Value of a Share on the date of grant.

         5.3      Term.

         The term of any Option issued pursuant to the Plan shall be ten years from the date of grant and may extend beyond the date of termination of the Plan.

         5.4      Option Exercise.

         An Option may be exercised in whole or in part at any time, with respect to whole Shares only, within the period permitted thereunder for the exercise thereof, and shall be exercised by written notice of intent to exercise the Option with respect to a specified number of Shares, delivered to the Company at its principal office, and payment in full to the Company at said office of the amount of the Option Price for the number of Shares with respect to which the Option is then being exercised. Payment of the Option Price shall be made (i) in cash or cash equivalents, (ii) in



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         whole Shares valued at the Fair Market Value of such Shares on the date of exercise (or next succeeding trading date, if the date of exercise is not a trading date) or (iii) by a combination of such cash (or cash equivalents) and such Shares; provided, however, that the optionee shall not be entitled to tender Shares pursuant to successive, substantially simultaneous exercises of an Option or any other stock option of the Company. Subject to applicable securities laws, an Option may also be exercised by delivering a notice of exercise of the Option and simultaneously selling the Shares thereby acquired, pursuant to a brokerage or similar agreement approved in advance by proper officers of the Company, using the proceeds of such sale as payment of the exercise price. Subject to the provisions of Section 10 hereof, the Company shall issue a stock certificate for the Shares purchased by exercise of an Option, in the name of the optionee (or other person exercising the Option in accordance with the provisions of the Plan), as soon as practicable after due exercise and payment of the aggregate Option Price for such Shares.

         5.5      Limited Transferability of Options.

         All Options shall be nontransferable except (i) upon the optionee's death, by the optionee's will or the laws of descent and distribution or (ii) on a case-by-case basis, as may be approved by the Board in its discretion, in accordance with the terms provided below. Each Agreement shall provide that the optionee may, during his or her lifetime and subject to the prior approval of the Board at the time of proposed transfer, transfer all or part of the Option to a Family Member (as defined below), provided that such transfer is made for estate planning, tax planning, donative purposes or pursuant to a domestic relations order, and no consideration (other than nominal consideration) is received by the optionee. The transfer of an Option shall be subject to such other terms and conditions as the Board may in its discretion impose from time to time, including (without limitation) a condition that the portion of the Option to be transferred be vested and exercisable by the optionee at the time of the transfer and a requirement that the terms of such transfer be documented in a written agreement (in such form as the Board may prescribe). Subsequent transfers of an Option transferred under this Section shall be prohibited, other than by will or the laws of descent and distribution upon the death of the transferee.

         For purposes hereof, a "family member" shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee's household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the employee) control the management of assets, and any other entity in which these persons (or the employee) own more than fifty percent of the voting interests.

         No transfer of an Option by the optionee by will or by laws of descent and distribution shall be effective to bind the Company unless the Company shall have




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         been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Board may deem necessary to establish the validity of the transfer. During the lifetime of an optionee, except as provided above, the Option shall be exercisable only by the optionee, except that, in the case of an optionee who is legally incapacitated, the Option shall be exercisable by the optionee's guardian or legal representative. In the event of any transfer of an Option to a Family Member in accordance with the provisions of this Section, such Family Member shall thereafter have all rights that would otherwise be held by such optionee (or by such optionee's guardian, legal representative or beneficiary), except as otherwise provided herein.

         5.6      Death of Optionee.

         If a Participant holding an Option dies while he is an Outside Director, the executor or administrator of the estate of the decedent (or the person or persons to whom an Option shall have been validly transferred in accordance with Section 5.5) shall have the right, during the period ending six months after the date of the optionee's death (subject to the provisions of Section 5.3 hereof concerning the maximum term of an Option), to exercise the Option to the extent that it was exercisable at the date of such optionee's death and shall not have been previously exercised.

         5.7      Disability.

         If an optionee's service as an Outside Director shall be terminated as a result of Disability, the optionee (or in the case of an optionee who is legally incapacitated, his guardian or legal representative) shall have the right, during a period ending six months after the date of such termination (subject to the provisions of Section 5.3 hereof concerning the maximum term of an Option), to exercise an Option to the extent that it was exercisable at the date of such optionee's termination and shall not have been previously exercised.

         5.8      Other Termination of Service.

         If an optionee's service as an Outside Director shall be terminated for any reason other than death or Disability, the optionee shall have the right, during the period ending ninety days after such termination (subject to the provisions of Section 5.3 hereof concerning the maximum term of an Option), to exercise the Option to the extent that it was exercisable on the date of such termination of service and shall not have been previously exercised.

6.       RESTRICTED SHARES.

         6.1      Grant of Annual Restricted Share Retainer Awards.

         Commencing with the one-year period immediately following the 1998 Annual Meeting, each Outside Director shall be entitled to receive, as a retainer for each



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         one-year period for which he is to serve as an Outside Director, an award of a number of Restricted Shares having a Fair Market Value of $40,000 on the date of grant of such award, subject to the provisions of Section 7.1. Awards hereunder for any such one-year period shall be granted as of the first business day of the period (or the first business day after the person becomes an Outside Director, with an appropriate proration of the amount, in the case of a mid-year appointment).

         6.2      Terms of Restricted Share Agreements.

         Each grant of Restricted Shares under the Plan shall be evidenced by a written Agreement between the Company and Participant, which shall be in such form as the Board shall from time to time approve and shall comply with the terms of the Plan, including (without limitation) the following terms and conditions (and with such other terms and conditions, not inconsistent with the terms of the Plan, as the Board, in its discretion, may establish):

         (a) RESTRICTED PERIOD. Except as otherwise provided in the Plan, the Restricted Period for Restricted Shares granted under this
                  Section 6 shall end on the first business day after the next following Annual Meeting.

         (b) OWNERSHIP AND RESTRICTIONS. At the time of grant of Restricted Shares, a certificate representing the number of Restricted Shares granted shall be registered in the name of the Participant. Such certificate shall be held by the Company or any custodian appointed by the Company for the account of the Participant, subject to the terms and conditions of the Plan, and shall bear such legend setting forth the restrictions imposed thereon as the Board, in its discretion, may determine. The Participant shall have all rights of a stockholder with respect to such Restricted Shares, including the right to receive dividends and the right to vote such Restricted Shares, subject to the following restrictions: (i) the Participant shall not be entitled to delivery of the stock certificate until the expiration of the Restricted Period and the fulfillment of any other restrictive conditions set forth in this Plan or the Agreement with respect to such Restricted Shares; (ii) none of the Restricted Shares may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of (except by will or the applicable laws of descent and distribution) during such Restricted Period or until after the fulfillment of any other restrictive conditions; and (iii) except as otherwise provided under the Plan, all of the Restricted Shares shall be forfeited and all rights of the Participant to such Restricted Shares shall terminate, without further obligation on the part of the Company, unless the Participant continues to serve as an Outside Director for the entire Restricted Period and unless any other restrictive conditions relating to the Restricted Shares are met. Any common stock, any other securities of the Company and any other property (except cash dividends) distributed with respect to the Restricted Shares shall be subject to the same restrictions, terms and conditions as such Restricted Shares.




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         (c)      TERMINATION OF RESTRICTIONS. At the end of the Restricted
                  Period and provided that any other restrictive conditions of the Restricted Shares are met, or at such earlier time as shall be applicable under the Plan, all restrictions set forth in the Agreement relating to the Restricted Shares or in the Plan shall lapse as to the Restricted Shares subject thereto, and a stock certificate for the appropriate number of Shares, free of the restrictions and restrictive stock legend (other than as required under the Securities Act of 1933 or otherwise), shall be delivered to the Participant or his or her beneficiary or estate, as the case may be.

         (d) TERMINATION OF BOARD SERVICE DURING RESTRICTED PERIOD. Except as provided herein, if during the Restricted Period for any Restricted Shares held by a Participant the Participant's service as an Outside Director is terminated for any reason other than death or Disability, the Participant shall forfeit all rights with respect to such Restricted Shares, which shall automatically be considered to be cancelled.

         (e) ACCELERATED LAPSE OF RESTRICTIONS. Upon a termination of service as an Outside Director which results from a Participant's death or Disability, all restrictions then outstanding with respect to Restricted Shares held by such Participant shall automatically expire and be of no further force and effect.

7.       RESTRICTED SHARE UNITS.

         7.1      Election of Restricted Share Unit Award.

         Any person who is elected as an Outside Director immediately following the Company's 1998 Annual Meeting may elect, by written notice to the Company on or before May 8, 1998 (in such form as the Board shall prescribe), to receive an award of Restricted Share Units having a Fair Market Value of $200,000 on the date of grant, which date shall be the first business day subsequent to such 1998 Annual Meeting.

         In the case of any person who is serving as an Outside Director for a term beginning after 1998 (and has not previously been permitted to make an election hereunder), such person may, if the Board shall permit in its discretion (by a resolution adopted within the 90-day period following (a) an Annual Meeting or (b) the date the person became an Outside Director, in the case of a mid-year appointment), elect to receive an award of Restricted Share Units having a Fair Market Value, on the date of grant, of $40,000 multiplied by the remaining number of one-year periods prior to the 2003 Annual Meeting (including the one-year period in which the person is permitted to make an election hereunder, with an appropriate proration to reflect a partial year of service). Any such election shall be made by written notice to the Company within fourteen days following the date of the Board resolution permitting such election, and the date of grant of any such award shall be the first business day subsequent to (a) the Annual




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         Meeting for the calendar year in which the award is elected or (b) the date the person became an Outside Director, in the case of a mid-year appointment.

         Any Restricted Share Unit award hereunder shall be in lieu of Restricted Share awards under Section 6 for the successive one-year periods beginning on the date of the Annual Meeting for the first year (or partial year) in respect of which the Restricted Share Unit award is granted hereunder and ending with the 2003 Annual Meeting, and any Outside Director electing a Restricted Share Unit award hereunder shall have no right to any Restricted Share award under Section 6 for any period prior to the 2003 Annual Meeting that is covered by a Restricted Share Unit award hereunder.

         7.2      Terms of Restricted Share Unit Agreements.

         Each award of Restricted Share Units under the Plan shall be evidenced by a written Agreement between the Company and Participant, which shall be in such form as the Board shall from time to time approve and shall comply with the terms of the Plan, including (without limitation) the following terms and conditions (and with such other terms and conditions, not inconsistent with the terms of the Plan, as the Board, in its discretion, may establish):

         (a) VESTING. Except as otherwise provided in the Plan, an award of Restricted Share Units shall vest in cumulative annual installments, each of which shall relate to 20% of the units covered by the award, on the five anniversary dates next succeeding the date of grant. In the case of an election made pursuant to Section 7.1 hereof after 1998, an award of Restricted Share Units shall vest in cumulative annual installments, each relating to a pro-rata portion of the units covered by the award (based on the applicable number of vesting dates), on the respective first business days subsequent to the Annual Meetings following the date of grant through the first business day subsequent to the 2003 Annual Meeting.

         (b) TERMINATION OF BOARD SERVICE PRIOR TO FULL VESTING. If a Participant's service as an Outside Director is terminated for any reason other than death or Disability before a Restricted Share Unit award held by him has become fully vested, the Participant shall forfeit all rights with respect to any Units that are not yet vested on the date of termination.

         (c) ACCELERATED VESTING. Upon a Participant's termination of service as an Outside Director which results from the Participant's death or Disability, any Restricted Share Units standing to his credit immediately prior to such termination shall immediately vest, to the extent that such Units would have vested on the first business day following the next Annual Meeting.

         (d) DIVIDEND EQUIVALENTS. A Participant shall be credited with dividend equivalents on any vested Restricted Share Units credited to his account at



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                  the time of any payment of dividends to stockholders on
                  Shares. The amount of any such dividend equivalents shall equal the amount that would have been payable to the Participant as a stockholder in respect of a number of Shares equal to the number of vested Restricted Share Units then credited to him. Any such dividend equivalents shall be credited to his account as of the date on which such dividend would have been payable and shall be converted into additional Restricted Share Units (which shall be immediately vested) based upon the Fair Market Value of a Share on the date of such crediting. No dividend equivalents shall be paid in respect of Restricted Share Units that are not yet vested.

         (e) PAYMENT OF AWARDS. A Participant shall be entitled to payment, at the time of his termination of service as an Outside Director, in respect of all vested Restricted Share Units then credited to him. Subject to the provisions of Sections 9 and 10, such payment shall be made through the issuance to the Participant of a stock certificate for a number of Shares equal to the number of vested Restricted Share Units credited to him at the time of such termination.

                  Notwithstanding the foregoing, a Participant may elect an alternative payment date for the distribution of Shares in respect of his vested Restricted Share Units. Any such election must be made by written notice to the Company by May 31, 1998, or, in the case of an election made pursuant to
                  Section 7.1 hereof after 1998, within fourteen days following the date of the Board resolution permitting such election (in such form as the Company shall prescribe), and may specify as the alternative payment date either (i) June 1, 2003 or (ii) June 1, 2008. Any such election shall be irrevocable.

8.       CHANGE IN CONTROL.

         8.1 Effect of Change in Control.

         Upon a "change in control" of the Company (as defined below), the following shall occur:

         (a) Each outstanding Option, to the extent that it shall not otherwise have become exercisable, shall become fully and immediately exercisable (without regard to the otherwise applicable installment provisions of Section 5.1 hereof);

         (b) All restrictions relating to any Restricted Shares then held by Participants shall lapse and be of no further force and effect; and

         (c) Any Restricted Share Units credited to a Participant's account shall immediately vest, to the extent that such units would have been vested on the next following anniversary date of the date of grant.





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         8.2 Definition.

         For purposes of Section 8.1 hereof, "change in control" of the Company shall mean any of the following events:

                  (i) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term Person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of twenty percent (20%) or more of the combined voting power of the then outstanding Voting Securities; provided, however, that in determining whether a change in control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a change in control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Subsidiary") or (ii) the Company or any Subsidiary.

                  (ii) The individuals who, as of the date hereof, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election, by the Company's stockholders of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if (1) such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest or (2) such individual was designated by a Person who has entered into an agreement with the Company to effect a transaction described in clause (i) or (iii) of this Section 8.2; or

                  (iii) Approval by stockholders of the Company and consummation of:

                           (1) A merger, consolidation or reorganization involving the Company, unless,





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                                    (A)      The stockholders of the Company,
                                             immediately before such merger,
                                             consolidation or reorganization,
                                             own, directly or indirectly
                                             immediately following such merger,
                                             consolidation or reorganization, at
                                             least seventy-five percent (75%) of
                                             the combined voting power of the
                                             outstanding Voting Securities of
                                             the corporation resulting from such
                                             merger or consolidation or
                                             reorganization or its parent
                                             corporation (the "Surviving
                                             Corporation") in substantially the
                                             same proportion as their ownership
                                             of the Voting Securities
                                             immediately before such merger,
                                             consolidation or reorganization;

                                    (B)      The individuals who were members of
                                             the Incumbent Board immediately
                                             prior to the execution of the
                                             agreement providing for such
                                             merger, consolidation or
                                             reorganization constitute at least
                                             two-thirds of the members of the
                                             board of directors of the Surviving
                                             Corporation; and

                                    (C)      No Person (other than the Company,
                                             any Subsidiary, any employee
                                             benefit plan (or any trust forming
                                             a part thereof) maintained by the
                                             Company, the Surviving Corporation
                                             or any Subsidiary, or any Person
                                             who, immediately prior to such
                                             merger, consolidation or
                                             reorganization, had Beneficial
                                             Ownership of twenty percent (20%)
                                             or more of the then outstanding
                                             Voting Securities) has Beneficial
                                             Ownership of twenty percent (20%)
                                             or more of the combined voting
                                             power of the Surviving
                                             Corporation's then outstanding
                                             Voting Securities.

                           (2) A complete liquidation or dissolution of the Company; or

                           (3)      An agreement for the sale or other
                                    disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

                  Notwithstanding the foregoing, a change in control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increased the proportional number of shares Beneficially Owned by the Subject Person, provided that if a change in control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial




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                  Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a change in control shall occur.

9.       ANTIDILUTION ADJUSTMENTS.

         In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger or consolidation, or the sale, conveyance, lease or other transfer by the Company of all or substantially all of its property, or any other change in the corporate structure or shares of the Company, pursuant to any of which events the then outstanding Shares are split up or combined, or are changed into, become exchangeable at the holder's election for, or entitle the holder thereof to, other shares of stock, or in the case of any other transaction described in section 424(a) of the Code, the Board may make such adjustment or substitution (including by substitution of shares of another corporation) as it may determine to be appropriate, in its sole discretion, in (i) the aggregate number and kind of shares that may be distributed in respect of Option exercises and/or awards under the Plan, (ii) the number and kind of shares subject to outstanding Options and/or the Option Price of such shares, (iii) the number and kind of Restricted Shares outstanding under the Plan and (iv) the number and kind of shares represented by Restricted Share Units outstanding under the Plan.

10.      CONDITIONS OF ISSUANCE OF STOCK CERTIFICATES.

         10.1     Applicable Conditions.

         The Company shall not be required to issue or deliver any certificate for Shares under the Plan prior to fulfillment of all of the following conditions:

         (a) the completion of any registration or other qualification of such Shares, under any federal or state law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, that the Board shall, in its sole discretion, deem necessary or advisable;

         (b) the obtaining of any approval or other clearance from any federal or state governmental agency that the Board shall, in its sole discretion, determine to be necessary or advisable;

         (c) the lapse of such reasonable period of time following the event triggering the obligation to distribute shares as the Board from time to time may establish for reasons of administrative convenience;

         (d) satisfaction by the Participant of any applicable withholding taxes or other withholding liabilities; and




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

         (e) if required by the Board, in its sole discretion, the receipt by the Company from a Participant of (i) a representation in writing that the Shares received pursuant to the Plan are being acquired for investment and not with a view to distribution and (ii) such other representations and warranties as are deemed necessary by counsel to the Company.

         10.2     Legends.

         The Company reserves the right to legend any certificate for Shares, conditioning sales of such shares upon compliance with applicable federal and state securities laws and regulations.

11.      PAYMENT OF WITHHOLDING AND PAYROLL TAXES.

         Subject to the requirements of Section 16(b) of the Exchange Act, the Board shall have discretion to permit or require a Participant, on such terms and conditions as it determines, to pay all or a portion of any taxes arising in connection with an Option or other award under the Plan by having the Company withhold Shares or by the Participant's delivering other Shares having a then-current Fair Market Value equal to the amount of taxes to be withheld. In the absence of such withholding or delivery of Shares, the Company shall otherwise withhold from any payment under the Plan all amounts required by law to be withheld.

12.      NO RIGHTS TO CONTINUED SERVICE.

         Nothing in the Plan or in any grant made or Agreement entered into pursuant hereto shall confer upon any Participant the right to continue service as a member of the Board or to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement.

13.      AMENDMENT AND TERMINATION OF THE PLAN.

         The Board, at any time and from time to time, may suspend, terminate, modify or amend the Plan; provided, however, that an amendment which requires stockholder approval for the Plan to continue to comply with any law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. No suspension, termination, modification or amendment of the Plan shall adversely affect any grants previously made, unless the written consent of the Participant is obtained.

14.      TERM OF THE PLAN.

         The Plan, as amended effective May 1, 1999, shall terminate on May 17, 2008. No grants may be made after such termination, but termination of the Plan shall



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

         not, without the consent of any Participant who then holds Options or Restricted Shares or to whom Restricted Share Units are then credited, alter or impair any rights or obligations in respect of such Options, Restricted Shares or Restricted Share Units.

15.      GOVERNING LAW.

         The Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to the choice of law principles thereof, except to the extent that such laws are preempted by Federal law.









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                                   APPENDIX A

    SPECIAL RULE APPLICABLE IN CONNECTION WITH TRIAD AND LIFEPOINT SPIN-OFFS.

         Notwithstanding anything elsewhere in the Plan to the contrary, a Columbia/HCA Outside Director who, in connection with the distribution of LifePoint Hospitals, Inc. Common Stock and Triad Hospitals, Inc. Common Stock (the "Spin-Off"), ceases to be an Outside Director of Columbia/HCA but continues as an Outside Director of LifePoint Hospitals, Inc. or Triad Hospitals, Inc. immediately following such Spin-Off shall be treated as an Outside Director of Columbia/HCA, solely for purposes of determining the period during which any Option that was vested and exercisable immediately prior to such Spin-Off shall continue to be exercisable thereafter, as long as he or she is an Outside Director of LifePoint Hospitals, Inc. or Triad Hospitals, Inc.

         At such time as such person ceases to be an Outside Director of LifePoint Hospitals, Inc. or Triad Hospitals, Inc., such cessation of service will be treated as though it were a cessation of service as an Outside Director of Columbia/HCA under comparable circumstances.









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